UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 25, 2011
QUANEX BUILDING PRODUCTS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-33913	26-1561397

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 West Loop South, Suite 1500, Houston, Texas	77027

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 713-961-4600
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.
The summary of the Company’s Amended and Restated Bylaws contained below in Item 5.03 is incorporated herein by reference. As described below, the amendment of the Bylaws constitutes a material modification to the rights of holders of the Company’s common stock.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amendment to Bylaws
Effective August 25, 2011, the Company’s Board of Directors approved an amendment to the Company’s Amended and Restated Bylaws. This amendment revised Section 3.4(b) to change the advance notice requirement for stockholders to make nominations for directors and to propose matters at an annual meeting. Under the new Bylaw provision, to be timely, a stockholder’s notice must be received at the Company’s principal executive offices not less than 120 nor more than 150 days prior to the first anniversary date of the immediately preceding annual meeting. The former provision counted a proposal as timely if it was received not less than 90 nor more than 150 days prior to the first anniversary date of the immediately preceding annual meeting
This summary of the amendment should be read in conjunction with the full text of the Amended and Restated Bylaws, which are attached hereto as Exhibit 3.1.
Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
Amendment to Code of Business Conduct & Ethics
On August 25, 2011, the Company’s Board of Directors approved an amendment to the Company’s Code of Business Conduct & Ethics (the “Code of Ethics”), to be effective September 1, 2011. This amendment revised the Insider Trading section of the Code of Ethics to increase the period during which certain insiders are forbidden from buying or selling any Company securities. Prior to the amendment, insiders subject to the policy were forbidden from trading in Company securities beginning thirty days prior to the Company’s scheduled earnings release date. Following the amendment, insiders subject to the policy are instead forbidden from trading in Company securities beginning twenty days prior to the end of each Company fiscal quarter. This blackout period continues to run until two trading days following the Company’s earnings release for the quarter in question, as it did before the amendment.
This summary of the amendment should be read in conjunction with the full text of the Code of Ethics, a copy of which may be found on the Company’s website, located at http://www.quanex.com.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Exhibits.

* 3.1	Amended and Restated Bylaws of Quanex Building Products Corporation, as amended on August 25, 2011.

*	Filed herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANEX BUILDING PRODUCTS CORPORATION (Registrant)

August 29, 2011 (Date)	/s/ Kevin P. Delaney Kevin P. Delaney
Senior Vice President — General Counsel and Secretary

Exhibit Index

* 3.1	Amended and Restated Bylaws of Quanex Building Products Corporation, as amended on August 25, 2011.

*	Filed herewith